                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         MONTHLY NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.       The following summarizes the Collection Account Disbursement on March
         20, 2002 pursuant to the Indenture:

                                                                                Total
                                                                      ------------------------
A.       PAYMENT OF EXPENSES
1.       Amount Transferred to Expense Reserve                                   $1,900,285.27
2.       Payment of Trustee's, Collateral Agent's and
         Liquidity Providers' Expenses                                                   $0.00
B.       LINE OF CREDIT OR LIQUIDITY ACCOUNT
3.       Payment of interest and principal on Advances
         under Line of Credit Agreement                                                  $0.00
4.       Transfer from Liquidity Account to
         Collection Account                                                              $0.00
5.       Required Liquidity Amount as of close of
         business on March 20, 2002                                             $60,015,988.91
6.       Amount on deposit in the Liquidity Account
         as of close of business on March 20, 2002                                       $0.00
7.       Amount available under Line of Credit
         Agreement as of close of business on
         March 20, 2002                                                         $60,015,988.91
8.       Amount of outstanding Advances under Line
         of Credit Agreement as of close of business
         on March 20, 2002                                                               $0.00

                                                                                Total
                                                                      ------------------------
C.       TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY
         ACCOUNT OR EXPENSE RESERVE
9.       Transfer to Payment Account Re: Monthly
         Deposit Amount 1                                                        $2,183,710.15
10.      Targeted Monthly Deposit Amount multiplied by
         Reinvestment Factor less, to the extent applicable,
         the Premium Provision Refundable Amount                                 $6,378,620.57
11.      Shortfall, if any, in the Monthly Deposit
         Amount (No. (10) - (9) )                                                $4,194,910.42
12.      Transfer to Payment Account Re: Payments of
         interest and principal under Line of Credit
         Agreement following a Termination Advance 1                                     $0.00
13.      Transfer to Liquidity Account (following a
         Termination Advance under Line of Credit Agreement)                             $0.00
14.      Transfer to Payment Account Re: Premium Provision 1                             $0.00
15.      Additional transfer to Expense Reserve                                          $0.00
16.      Transfer to Payment Account re: excess of
         Base Monthly Deposit Amount over Targeted
         Monthly Deposit Amount                                                          $0.00
17.      Additional Transfers to Payment Account 2                                       $0.00
D.       ADDITIONAL PAYMENTS TO LIQUIDITY PROVIDERS
18.      Payments of Additional Liquidity Provider Fees
         and/or Supplemental Liquidity Provider Interest
         to Liquidity Providers                                                          $0.00

------------------------------------

1        Amounts in Nos. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. (9), any shortfall is set forth in No. (11).
         In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $0.00, respectively.

2        Consists of voluntary transfer of $0.00.

                                                                                Total
                                                                      ------------------------
E.       SCHEDULED AMORTIZATION RESERVE ACCOUNT
19.      Transfer to Scheduled Amortization Reserve Account                              $0.00
20.      Required Scheduled Amortization Reserve Balance
         as of close of business on March 20, 2002                             $120,623,000.00
21.      Amount on deposit in the Scheduled Amortization
         Reserve Account as of close of business on
         March 20, 2002                                                        $120,623,000.00
22.      Amount available under Scheduled Amortization
         Line of Credit Agreement as of close of
         business on March 20, 2002                                                      $0.00
23.      Amount of outstanding Scheduled Amortization
         Advances under Scheduled Line of Credit
         Agreement on March 20, 2002                                                     $0.00
F.       TRANSFER TO ISSUER
24.      Release to Issuer                                                               $0.00

II.      Principal Balance of Timber Notes and Certain Additional Data With
         Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                              Per $1,000
                                                                                              of original
                                                                                               principal
                                                                      Total                     amount
                                                             ----------------------     ----------------------
A.       PRINCIPAL BALANCE
1.       Principal Balance of Timber Notes
         Class A-1 Timber Notes                                     $106,875,391.00                    $665.06
         Class A-2 Timber Notes                                     $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                     $463,348,000.00                  $1,000.00
                                                             ----------------------     ----------------------
         Total Principal Balance of Timber Notes                    $813,423,391.00                        N/A
                                                             ======================     ----------------------
2.       Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization
         Class A-1 Timber Notes                                     $106,875,391.00                    $665.06
         Class A-2 Timber Notes                                     $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                     $463,348,000.00                  $1,000.00
                                                             ----------------------     ----------------------
         Total Principal Balance if Timber Notes were paid
         in accordance with Scheduled Amortization                  $813,423,391.00                        N/A
                                                             ======================     ----------------------
3.       Amount of Amortization, if any, ahead of (or
         behind) Scheduled Amortization (No. (1) - (2), or
         (2) - (1) ) for each Class of Timber Notes
         Class A-1 Timber Notes                                               $0.00                      $0.00
         Class A-2 Timber Notes                                               $0.00                      $0.00
         Class A-3 Timber Notes                                               $0.00                      $0.00
                                                             ----------------------     ----------------------
         Total Amount of Amortization, if any, ahead of
         (or behind) Scheduled Amortization                                   $0.00                        N/A
                                                             ======================     ----------------------

B.       CERTAIN ADDITIONAL DATA WITH RESPECT TO
         AMOUNTS ON DEPOSIT IN THE PAYMENT ACCOUNT

         Investors should note that funds are applied
         from the Payment Account at six month
         intervals, on each Note Payment Date. The
         following data reflects certain information
         with respect to amounts on deposit in the
         Payment Account as of the close of business on
         the Monthly Deposit Date to which this Monthly
         Noteholder Certificate relates. Actual
         allocations of amounts in the Payment Account
         to principal, interest and premium will be
         made only on the next Note Payment Date.
         Accordingly, the following data does not
         necessarily represent, nor is it intended to
         represent, the actual allocations to
         principal, interest and premium, or the actual
         amounts which will be paid, on the next Note
         Payment Date.

         INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING
         DATA IS NOT INTENDED TO REFLECT, AND DOES NOT
         REFLECT, THE PRIORITY OF PAYMENTS ON THE NEXT
         NOTE PAYMENT DATE. THE PRIORITY OF PAYMENTS ON
         THE NEXT NOTE PAYMENT DATE IS EXPECTED TO BE
         AS FOLLOWS:3 (I) INTEREST (EXCLUDING INTEREST
         ON PREMIUMS) ON THE TIMBER NOTES, (II) MINIMUM
         PRINCIPAL AMORTIZATION AMOUNT ON THE CLASS A-1
         TIMBER NOTES, (III) DEPLETION AMORTIZATION
         AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER
         NOTES, (IV) INTEREST ON PREMIUMS, (V)
         PREPAYMENT PREMIUMS AND/OR DEFICIENCY PREMIUMS
         AND (VI) SCHEDULED AMORTIZATION AMOUNT TO BE
         PAID ON THE CLASS A-1 TIMBER NOTES. TO THE
         EXTENT THAT THE FUNDS AVAILABLE IN THE PAYMENT
         ACCOUNT ARE INSUFFICIENT TO PAY IN FULL THE
         SCHEDULED AMORTIZATION AMOUNT ON THE NEXT NOTE
         PAYMENT DATE, THE REMAINDER OF SUCH SCHEDULED
         AMORTIZATION AMOUNT IS EXPECTED TO BE PAID
         FROM THE SCHEDULED AMORTIZATION RESERVE
         ACCOUNT.

------------------------------------

3        If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity
         Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a
         Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under
(...continued)

                                                                                              Per $1,000
                                                                                              of original
                                                                                               principal
                                                                      Total                     amount
                                                             ----------------------     ----------------------
4.       Payment Account Balance                                      $5,950,615.65                        N/A
5.       Accrued Interest (excluding interest on Premiums)
         to Monthly Deposit Date
         Class A-1 Timber Notes                                       $1,166,723.02                      $7.26
         Class A-2 Timber Notes                                       $2,881,920.00                     $11.85
         Class A-3 Timber Notes                                       $5,954,021.80                     $12.85
6.       Accrued Interest on Premium to Monthly Deposit
         Date
         Class A-1 Timber Notes                                               $0.00                      $0.00
         Class A-2 Timber Notes                                               $0.00                      $0.00
         Class A-3 Timber Notes                                               $0.00                      $0.00
7.       Accrued Prepayment and/or Deficiency Premiums
         to Monthly Deposit Date                                              $0.00                        N/A
         The accrued Premiums, if any, consist of the
         following:
         Non-Registration Premiums:
         Class A-1 Timber Notes                                               $0.00                      $0.00
         Class A-2 Timber Notes                                               $0.00                      $0.00
         Class A-3 Timber Notes                                               $0.00                      $0.00
8.       Amount Deposited to Payment Account since last                       $0.00                        N/A
         Note Payment Date in respect of Prepayment
         Premium Provision less any Prepayment Provision
         Refundable Amounts since last Note Payment Date

------------------------------------

3        the Line of Credit will be paid from the Payment Account. No circumstance currently exists which would require any payments to the
         Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment
         Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

                                                                                               Per $1,000
                                                                                              of original
                                                                                               principal
                                                                      Total                     amount
                                                             ----------------------     ----------------------
9.       Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) (or Deficiency)             ($4,052,049.17)                       N/A
10.      Aggregate Minimum Principal Amortization
         Amount for next Note Payment Date                                    $0.00                        N/A
11.      Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) and (10) (or
         Deficiency)                                                 ($4,052,049.17)                       N/A
12.      Aggregate Scheduled Amortization Amount                      $3,693,386.00                        N/A
         expected to be paid on the next Note Payment Date
         from the Payment Account and/or the Scheduled
         Amortization Reserve Account

III.     Prevailing SBE Price Data for the Monthly Period preceding the Monthly Deposit Date

Old Growth Redwood                                     $   469 / Mbf
Young Growth Redwood                                   $   469 / Mbf
Old Growth Douglas Fir                                 $   229 / Mbf
Young Growth Douglas Fir                               $   229 / Mbf
Whitewoods                                              $   90 / Mbf

 Note:   Assumes an average size-quality category of 3.0 and the following harvest method percentages:
         Cat - 35%; Yarder/Skyline - 60%; and Helicopter - 5%